MDA AGREEMENT	12 Months Ended
Dec. 31, 2023
Mda Agreemet [Abstract]
MDA AGREEMET:
NOTE 3 - MDA AGREEMET:

In August 2023, the Company announced a $60 million transaction with MDA LTD. (“MDA”) (TSX: MDA), a leading provider of advanced technology and services to the rapidly expanding global space industry (the “MDA Agreement”). The MDA Agreement establishes cooperation between the Company and MDA to utilize the Company’s digital payload chip-based technology to advanced digital satellite payloads. The Company has decided to focus its space business on being a technology provider to satellite payload design companies offering its unique digital multi beam forming and beam-hopping on-board-processing radiation hardening chipsets.

The MDA Agreement is a combination of a $40 million share purchase agreement selling the Company’s holdings in SatixFy Space Systems LTD, one of our UK based subsidiaries, to MDA as well as an additional $20 million in advanced payments under new commercial agreements which includes the previous $10 million advanced payment made in June 2023 to be applied to future orders of space grade chips. SatixFy Space Systems was the Company’s satellite payload subsidiary expert in the development of digital satellite payloads systems and subsystems, including digital beam forming antennas and on-board processing digital payloads. In October 2023, the Company announced the completion of the MDA Agreement.

In connection with the closing, the Company and/ or certain of its affiliates, entered into certain agreements with MDA and/ or certain of its affiliates as contemplated by the MDA Agreement and described including but not limited to a Non-Compete Agreement, Master Purchase Agreement, Investor Rights Agreement, License Agreement and Escrow Service Agreements.

The $40 million consideration as part of the share purchase agreement is comprised of $37 million Promissory Notes, converted from Inter-Company balance due to the Company's subsidiaries and $3 million to be paid to the Company in consideration for the Shares of SatixFy Space Systems LTD, of which, $1 million was paid at closing while the remaining $2 million will be to be received after eighteen month from closing upon satisfaction of the provided reps and warranties by the Company (“Hold- Back”).

The Promissory Notes are settled as follows: $17 million were paid at closing and the remaining $20 million are to be paid over seven monthly instalments of $2.85 million each.

As part of the MDA agreements, SatixFy UK Limited and MDA entered into a Master Purchase Agreement (the “Master Purchase Agreement”) at the closing, providing for the terms of orders of the Company’s space grade chips, including certain prepayment, exclusivity and preferred pricing terms in respect of such chips for MDA.

The Master Purchase Agreement is a continuation of a Pricing and Pre-Purchase Agreement entered into on January 27, 2022 between the Company and MDA (“the Pre-Purchase Agreement”), under which MDA has already paid $10 million as was amended in June and September 2023 according to which MDA paid an additional $15 million and intends to pay the remaining $5 million during 2024 (“Pre-Purchase Amount”).

Under the Master Purchase Agreement, in the event that MDA determines that it no longer requires the Company's product, or that it does not purchase product having an aggregate purchase price equal to the Pre-Purchase Amount by the date that is 48 months from the date that the Pre-Purchase Agreement was originally executed by the Parties, or that MDA terminates the agreement – the Company will pay MDA any positive difference between the Pre-Purchase Amount and the aggregate purchase price of the products purchased and accepted by MDA, together with 12% interest per annum, applied from the date of execution of the original pre-purchase agreement. As the Company does not have an unconditional right to avoid delivering cash to MDA, the Pre-Purchase Amount was accounted for as a financial liability and accumulated interest.